EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K (the “Report”) of Entegris, Inc, a Delaware corporation (the “Company”), for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof, I, Gregory B. Graves, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2023	/s/ Gregory B. Graves
Gregory B. Graves
Chief Financial Officer